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                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                             Chief Financial Officer

      The undersigned, as the chief financial officer of Allied Healthcare Products, Inc. (the "Company") does hereby certify for purposes of 18 U.S.C. Section.1350 that (i) the Company's Quarterly Report on Form 10-Q for the Company's fiscal quarter ending March 31, 2005 (the "Report"), as filed with the Securities and Exchange Commission on April the 29th, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

                                 /s/ Daniel C. Dunn
                                 -------------------------
                                     Daniel C. Dunn, Chief Financial Officer

                                     April 29, 2005

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